UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 11, 2012

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 11, 2012, Affiliated Managers Group, Inc. (the “Company”) completed the issuance and sale of $140.0 million aggregate principal amount of 5.250% Senior Notes due 2022 (the “Notes”), which included $15.0 million aggregate principal amount of Notes sold pursuant to an over-allotment option.  The Notes were issued pursuant to an Indenture dated August 8, 2012 between the Company and Wells Fargo Bank, National Association (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of October 11, 2012, between the Company and the Trustee (the “Second Supplemental Indenture,” and collectively the “Indenture”).  The Notes were issued through an underwriting agreement (the “Underwriting Agreement”) between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto, dated October 3, 2012.

The Notes, which are unsecured obligations of the Company, will mature in 2022 and will bear interest at the rate of 5.250% per year, with interest payable on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2013.  At any time on or after October 15, 2015, the Company may redeem the Notes for cash, in whole or in part, at a redemption price that is equal to 100 percent of the principal amount of the Notes plus accrued and unpaid interest.  In addition to customary event of default provisions, the Indenture limits the Company’s ability to consolidate, merge or sell all or substantially all of its assets, and to create liens.

The Notes were registered pursuant to a registration statement on Form S-3 (No. 333-168627) (the “Registration Statement”).  In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the Second Supplemental Indenture, and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

No.	Description
1.1

Underwriting Agreement, dated as of October 3, 2012 by and among Affiliated Managers Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1

Indenture, dated as of August 8, 2012 by and between Affiliated Managers Group, Inc. and Wells Fargo Bank, National Association, incorporated by reference to Exhibit 4.1 as filed with the Company’s Quarterly Report on Form 10-Q (No. 001-13459), filed August 8, 2012.

4.2

Second Supplemental Indenture, dated as of October 11, 2012 by and between Affiliated Managers Group, Inc. and Wells Fargo Bank, National Association, including the form of Global Note attached as Annex A thereto.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: October 11, 2012	By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
1.1

Underwriting Agreement, dated as of October 3, 2012 by and among Affiliated Managers Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1

Indenture, dated as of August 8, 2012 by and between Affiliated Managers Group, Inc. and Wells Fargo Bank, National Association, incorporated by reference to Exhibit 4.1 as filed with the Company’s Quarterly Report on Form 10-Q (No. 001-13459), filed August 8, 2012.

4.2

Second Supplemental Indenture, dated as of October 11, 2012 by and between Affiliated Managers Group, Inc. and Wells Fargo Bank, National Association, including the form of Global Note attached as Annex A thereto.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).